     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 1999
                                                      REGISTRATION NO. 333-71905
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                     LEVEL ONE COMMUNICATIONS, INCORPORATED
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         33-0128224
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                9750 GOETHE ROAD
                          SACRAMENTO, CALIFORNIA 95827
                                 (916) 855-5000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


                             1993 STOCK OPTION PLAN
                            (Full title of the plan)

                             ROBERT S. PEPPER, PH.D.
                                9750 GOETHE ROAD
                          SACRAMENTO, CALIFORNIA 95827
                                 (916) 855-5000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:

                                                                                  KENNETH R. LAMB
                                                                                 PETER T. HEILMANN
         JOHN KEHOE                       GILLES S. ATTIA, ESQ.             GIBSON, DUNN & CRUTCHER LLP
      9750 GOETHE ROAD              GRAY CARY WARE & FREIDENRICH LLP           ONE MONTGOMERY STREET
SACRAMENTO, CALIFORNIA 95827          400 CAPITOL MALL, SUITE 2100           TELESIS TOWER, 31ST FLOOR
       (916) 855-5000                 SACRAMENTO, CALIFORNIA 95814            SAN FRANCISCO, CA 94104
                                             (916) 930-3200                       (415) 393-8200


        This Amendment to Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission.

                          DEREGISTRATION OF SECURITIES

        The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-8 (Registration No. 333-71905) (the "Registration Statement") of Level One Communications, Incorporated, a Delaware corporation, is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sacramento, and State of California, on this 10th day of August, 1999.

                                    LEVEL ONE COMMUNICATIONS, INCORPORATED


                                    By:   /s/ John Kehoe
                                    -------------------------------------
                                    John Kehoe, Senior Vice President
                                    Chief Financial Officer and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signatures                                  Title                            Date
-------------------------------------        ----------------------------         ------------------

  Robert S. Pepper*                          President, Chief Executive           August 10, 1999
-------------------------------------        Officer and Chairman of the
(Robert S. Pepper)                           Board of Directors
                                             (Principal Executive Officer)

  /s/ John Kehoe                             Senior Vice President, Chief         August 10, 1999
-------------------------------------        Financial Officer and
(John Kehoe)                                 Secretary

 Thomas J. Connors*                          Director                             August 10, 1999
-------------------------------------
(Thomas J. Connors)

 Martin Jurick*                              Director                             August 10, 1999
-------------------------------------
(Martin Jurick)

 Paul Gray, Ph.D.*                           Director                             August 10, 1999
-------------------------------------
(Paul Gray)

 Henry Kressel, Ph.D.*                       Director                             August 10, 1999
-------------------------------------
(Henry Kressel)

 Joseph P. Landy*                            Director                             August 10, 1999
-------------------------------------
(Joseph P. Landy)

 Kenneth A. Pickar, Ph.D.*                   Director                             August 10, 1999
-------------------------------------
(Kenneth A. Pickar, Ph.D.)

*By:  /s/ John Kehoe
      -------------------------------
      Attorney-in-Fact